UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 20, 2010
Graham Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-8462	16-1194720

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

20 Florence Avenue, Batavia, New York	14020

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (585) 343-2216
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 8.01 Other Events.
SIGNATURES

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Stock Option Awards and Restricted Stock Grants. On May 20, 2010, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Graham Corporation (the “Company”) approved awards of stock options and grants of performance-vested restricted stock in the amounts set forth below to the Company’s named executive officers. Also on May 20, 2010, the Compensation Committee approved the grant of time-vested restricted stock in the amounts set forth below to the Company’s Directors.
     All such stock option awards and restricted stock grants were made under the Amended and Restated 2000 Graham Corporation Incentive Plan to Increase Shareholder Value (the “Plan”). Each stock option has an exercise price of $15.25 per share (that being that closing price of the Company’s Common Stock on the NYSE Amex exchange on the date of grant), vests 33 1/3% per year over three years and expires ten years from the date of grant. The performance-vested restricted stock vests 50% based upon the Company’s achievement of EBIT margin goals for the fiscal year ended March 31, 2013 (“Fiscal 2013”) and 50% based on the Company’s achievement of net income goals for Fiscal 2013. The time-vested restricted stock granted to the Company’s Directors vests on the first anniversary of the date of grant.
     The number of stock options and shares of performance-vested restricted stock awarded by the Compensation Committee to the Company’s named executive officers was determined using each such officer’s Long-Term Incentive Percentage (the “L-T Percentage”) in effect for the fiscal year ended March 31, 2010 (“Fiscal 2010”). For Fiscal 2010, the L-T Percentage for each of the Company’s named executive officers was as follows: Mr. Lines — 35%; Mr. Glajch — 35%; Mr. Smith — 35% and Ms. Condame — 25%. The number of stock options awarded was determined by multiplying 50% of each named executive officer’s base salary in effect for Fiscal 2010 by such officer’s L-T Percentage, and then dividing the product by the value of a stock option using the Black-Scholes valuation as of the ninth day prior to the date of grant. The number of shares of performance-vested restricted stock was determined by multiplying 50% of each named executive officer’s base salary in effect for Fiscal 2010 by such officer’s L-T Percentage, and then dividing the product by the closing price of the Company’s Common Stock on the NYSE Amex exchange on the seventh day prior to the date of grant. The number of shares of restricted stock awarded to each of the Company’s Directors was determined by dividing $25,000 by the closing price of the Company’s Common Stock on the NYSE Amex exchange on the date of grant. The closing price of the Company’s Common Stock on the NYSE Amex exchange on May 20, 2010 was $15.25.

		Number of Shares of
	Number of Options	Restricted Stock
Named Executive Officer	Awarded	Granted (1)
James R. Lines, President and Chief Executive Officer	4,638	5,161
Jeffrey Glajch, Vice President of Finance and Administration and Chief Financial Officer	3,675	4,090
Alan E. Smith, Vice President of Operations	3,118	3,471
Jennifer R. Condame, Controller and Chief Accounting Officer	1,609	1,791

(1)	The number of shares that will vest in Fiscal 2013 is based upon the Company’s achievement of performance criteria. The number of shares set forth in the chart above assumes maximum achievement of such performance criteria. Once EBIT margin and net income are determined for Fiscal 2013, the actual number of shares to which each named executive officer is entitled will be adjusted accordingly. In the event a named executive officer’s employment terminates prior to the conclusion of Fiscal 2013 for reasons other than death or retirement, such officer’s right to receive the restricted stock shall be forfeited.

Number of Shares of
Restricted Stock
Directors	Granted
Helen H. Berkeley	1,639
Jerald D. Bidlack	1,639
Alan Fortier	1,639
James J. Malvaso	1,639
Gerard T. Mazurkiewicz	1,639
Cornelius S. Van Rees	1,639

     Named Executive Officer Bonuses. On May 20, 2010, the Compensation Committee approved the payment of cash bonuses to the Company’s named executive officers, as described below. Such bonuses were paid in accordance with the Company’s Executive Bonus Plan in effect for Fiscal 2010 and were based on the Company’s achievement during Fiscal 2010 of net income and working capital objectives as well as the achievement of personal objectives by each named executive officer during such year.

Named Executive Officer	Total Fiscal 2010 Bonus
James R. Lines	$217,295
Jeffrey Glajch	$97,388
Alan E. Smith	$90,431
Jennifer R. Condame	$46,672
     Graham Annual Executive Cash Bonus Program. On May 20, 2010, the Compensation Committee also renewed the Company’s Annual Executive Cash Bonus Program (the “Cash Bonus Program”) in effect for Fiscal 2010 for the fiscal year ending March 31, 2011 (“Fiscal 2011”). The objective of the Cash Bonus Program is to compensate the Company’s named executive officers for above-average performance through an annual cash bonus related both to Company and individual performance. For Fiscal 2011, the Compensation Committee has set target bonus levels at 100% attainment of both Company and personal objectives as follows: Mr. Lines — 60% of base salary; Mr. Glajch — 35% of base salary; Mr. Smith — 35% of base salary; and Ms. Condame — 25% of base salary. Each named executive officer may receive anywhere from 0% to 150% of his or her target bonus level depending on the attainment of such objectives. A summary of the performance goal weightings for the Company’s named executive officers for Fiscal 2011 is as follows:

		Working	Personal
Named Executive Officer	Net Income	Capital %	Goals
James R. Lines	70%	20%	10%
Jeff Glajch	60%	15%	25%
Alan Smith	60%	15%	25%
Jennifer Condame	55%	15%	30%
     “Average Working Capital %” is defined as gross inventory plus gross trade accounts receivable, minus trade payables, divided by sales.

Item 8.01 Other Events.
     On May 20, 2010, the Company’s Board of Directors extended the Company’s previously announced stock repurchase program, which had been scheduled to expire on July 30, 2009. The stock repurchase program permits the Company to repurchase up to 1,000,000 shares of its Common Stock in open market and privately negotiated transactions. The Company’s repurchase program will now continue until the earlier of the close of business on July 29, 2011, until such time that all 1,000,000 shares have been repurchased or until the Board of Directors terminates the program. Graham intends to use cash on hand to fund any stock repurchases under the program. As of May 20, 2010, 696,807 shares of the Company’s Common Stock remain available for repurchase under the stock repurchase program.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Corporation
Date: May 21, 2010	By:	/s/ Jeffrey Glajch
Jeffrey Glajch
Vice President — Finance & Administration and Chief Financial Officer